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                                 FORM 8-K

                              CURRENT REPORT


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) August 19, 1997



Commission          Registrant; State of Incorporation;    IRS Employer
File Number           Address; and Telephone Number     Identification No


1-9513                     CMS ENERGY CORPORATION               38-2726431
                          (A Michigan Corporation)
                      Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                          Dearborn, Michigan 48126
                                (313) 436-9261

1-5611                     CONSUMERS ENERGY COMPANY             38-0442310
                           (A Michigan Corporation)
                           212 West Michigan Avenue
                           Jackson, Michigan  49201
                                (517) 788-1030



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ITEM 5.  OTHER EVENTS.


Effective August 19, 1997, Michael G. Morris resigned as Executive Vice President and a Director of CMS Energy Corporation as well as President, Chief Executive Officer and a Director of Consumers Energy Company, the principal subsidiary of CMS Energy, to accept the positions of Chairman, Chief Executive Officer and President of Northeast Utilities. David W. Joos has been appointed President and Chief Executive Officer of Consumers' Electric Business Unit and Paul A. Elbert has been appointed President and Chief Executive Officer of Consumers' Gas Business Unit. Messrs. Joos and Elbert remain Executive Vice Presidents of Consumers Energy Company. Victor J. Fryling, President and Chief Operating Officer of CMS Energy and previously Vice Chairman of the Board of Consumers Energy Company, has been elected President of Consumers Energy Company.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                   CMS ENERGY CORPORATION



Dated:  August 21, 1997            By:   /s/ A. M. Wright
                                        ________________________
                                        Alan M. Wright
                                        Senior Vice President, Chief
                                          Financial Officer
                                          and Treasurer





                                   CONSUMERS ENERGY COMPANY


Dated:  August 21, 1997            By:   /s/ A. M. Wright
                                        ________________________
                                        Alan M. Wright
                                        Senior Vice President
                                          and Chief Financial Officer